UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2021

MAGELLAN GOLD CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54658	27-3566922
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

602 Cedar St., Ste. 205, Wallace, Idaho 83873

(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: 707-291-6198

______________________________________________________

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES
ITEM 7.01	REGULATION FD DISCLOSURE

The following sets forth the information required by Item 701 of Regulation S-K with respect to the unregistered sales of equity securities by Magellan Gold Corporation, a Nevada corporation (the "Company"):

1a(i)     Effective June 24, 2021 (the “Exercise Date”), the Company received Notices of Exercise of Common Stock Warrants (the “Warrants”) from eight (8) warrant holders electing to exercise their Warrants to purchase an aggregate of 1,435,000 shares of Common Stock of the Company (the “Shares”). The Exercise Price of the Warrants was $0.20 per share.

(ii)        Effective June 30, 2021 (the “Conversion Date”), the Company received Notices of Conversion from five (5) of its Series A Convertible Preferred stockholders that they had elected to convert a total of 192,269 shares of Series A Convertible Preferred Stock into an aggregate of 1,922,690 shares (the “Shares”) of Common Stock and $356,123 in accrued but unpaid dividends on the Series A Shares into an aggregate of 356,123 shares of Common Stock (the “Dividend Shares”). Each share of Series A Convertible Preferred Stock was convertible into ten (10) shares of Common Stock. The Conversion Price of the Dividend Shares was $1.00 per share.

b(i)      The Shares referenced in Item 1a(i) above were issued to eight (8) investors, each of whom qualifies as an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933 as amended (the "Securities Act"). The shares issued will be “restricted securities” under the Securities Act of 1933, as amended and the certificates evidencing same shall bear the Company’s customary restrictive legend.

(ii)       The Shares and Dividend Shares referenced in Item 1a(ii) above were issued to one (1) of the Series A Convertible Preferred stockholders as “restricted securities” within the meaning of Rule 144 under the Securities Act of 1933, as amended, as that stockholder was an affiliate of the Company. The shares being issued to four (4) of the Series A Convertible Preferred stockholders are eligible for immediate legend removal based upon the tacking provisions of Rule 144(d)(3) applicable to non-affiliates.

c.         The Company paid no fees or commissions in connection with the issuance of the Shares.

d.         The conversion of the Shares into shares of Common Stock was undertaken without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Section 4(2) thereunder.

e.          See Item 1a(i) and (ii) above for exercise and conversion details.

f.          Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Magellan Gold Corporation

Date: July 20, 2021	By: /s/ Michael B. Lavigne President

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